Exhibit 99.2
HIBBETT SPORTS, INC.
CORPORATE GOVERNANCE GUIDELINES
Adopted by Board of Directors on March 12, 2008
Amended February 12, 2009

1.           PURPOSE:

The Board of Directors (the “Board”) has adopted these Corporate Governance Guidelines (the “Guidelines”).  The Board’s Nominating and Corporate Governance Committee is responsible for overseeing and reviewing the Guidelines and reporting and recommending to the Board any changes to the Guidelines. These guidelines shall be posted on the Company’s website and accessible to all investors.

2.           BOARD COMPOSITION:

2.1           Independence

A majority of the members of the Board shall meet the criteria for independence (“Independence Standards”) as required by any applicable law and the listing standards of The Nasdaq Stock Market (“Nasdaq”).  In the event that a director has a business or other relationship with the Company, the Board shall make its determination whether such director is independent based on the Independence Standards and other relevant facts and circumstances.

The Company shall disclose in its proxy statement (i) the Independence Standards; (ii) a statement whether each director meets the Independence Standards; and (iii) determination by the Board that a director with any compensation, business or other relationship with the Company is in fact deemed by the Board to be independent and the basis for that determination.

2.2           Disclosure of Relationships

It shall be the responsibility of each director and prospective director to disclose to the Board any relationship that could impair his or her independence or any conflict of interest with the Company. Relationships that should be disclosed may include, among others, affiliations of a director or prospective director or an immediate family member (defined as a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home) of a director or prospective director with a:customer, supplier, distributor, dealer, reseller or other channel partner of the Company;

•	lender, outside legal counsel, investment banker or consultant of the Company;
•	a significant stockholder of the Company;
•	charitable or not-for-profit institution that has received or receives significant donations from the Company; or
•	competitor or other person having an interest adverse to the Company.

Each director shall complete an annual questionnaire providing information necessary for the Company to assist the Board in reconfirming each director’s independence and making any required disclosures in the Company’s proxy statement.

2.3           Chairman/Lead Director

The Board shall elect a Chairman, who may be an independent director, an employee, or other non-independent director.  The Chairman shall have the duties assigned by the Company’s By-laws or, from time to time, by the Board.

In the event the Chairman is not an independent director, the Board also shall designate a Lead Director who shall be an independent director.  The Lead Director shall set the agenda for and preside over executive sessions of solely independent directors.  The Lead Director shall, among other duties determined by the Board:

•	confer regularly with the Chief Executive Officer and Chairman,
•	communicate feedback from the Board regarding the performance of the Chief Executive Officer,
•	in conjunction with the Chairman, set the agenda for the meetings of the Board,
•	assist the Chief Executive Officer and Chairman with issues that concern the Board, and
•	be well-informed about the senior management of the Company and the plans for their succession.

3.           NOMINATION OF DIRECTORS:

3.1           Role of the Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for recommending to the whole Board nominees for election to the Board. In accordance with the Company’s By-Laws, nominees recommended by the Committee for election to the Board may be elected by the Board to fill a vacancy or may be recommended by the Board for election by the stockholders.

3.2	Qualifications of Directors

In evaluating candidates for election to the Board, the Nominating and Corporate Governance Committee shall take into account the qualifications of the individual candidate as well as the composition of the Board as a whole.

Among other things, the Committee shall consider:

•	the candidate’s ability to help the Board create stockholder wealth,
•	the candidate’s ability to represent the interests of stockholders,
•	the business judgment, experience and acumen of the candidate,
•	the need of the Board for directors having certain skills and experience,
•	other business and professional commitments of the candidate, and
•	the number of other boards on which the candidate serves, including public and private company boards.

The Committee shall, in making a recommendation regarding the reelection of an existing member of the Board, consider the director’s tenure and make an assessment of the director’s past contributions and effectiveness as a Board member and his or her ability to continue to provide future value to the Board.  Any director appointed to the Board by the Board to fill a vacancy shall stand for election at the time required under applicable law, generally the next election of the class for which such director has been chosen.

3.3           Service on Other Boards

Without the prior approval of the Board, no Director may serve on more than two boards of companies, other than the Company, that are publicly-traded.  A director who desires to serve on another public company board shall notify the Nominating and Corporate Governance Committee before accepting the appointment to that board and provide information requested by the Nominating and Corporate Governance Committee in order to enable it to determine that the additional directorship does not impair the director’s independence or the director’s ability to effectively perform his duties as a director. The General Counsel will report to the Nominating and Corporate Governance Committee his or her advice as to whether the appointment may impair the director’s independence or raise other legal issues.

The Nominating and Corporate Governance Committee will consider the commitments of a director or candidate to other board memberships in assessing the individual’s suitability for election or reelection to the Board.

3.4           Election of Directors

The voting standard for the election of directors shall be as set forth in the Company’s Certificate of Incorporation or, if not stated there, in conformity with the By-Laws of the Company.  As of the adoption of these guidelines, the By-Laws required directors to be elected by “the affirmative vote of a majority of the shares of capital stock of the Corporation present, in person or by proxy, at a meeting of stockholders and entitled to vote on the subject matter.”

3.5           Stockholder Nominations

The Committee shall be responsible for considering any submissions by stockholders of candidates for nomination to the Board, evaluating the persons proposed, and making recommendations with respect thereto to the whole Board.

4.           SIZE OF THE BOARD

The size of the Board shall be fixed from time to time as determined by the Board in accordance with the Company’s Certificate of Incorporation or By-laws. It is the sense of the Board that, given the Company’s size and the need for diversity of Board experience, a Board consisting of  approximately six (6) directors is generally appropriate for the Company’s needs, although the size of the Board shall be assessed regularly in light of the Company’s needs.  The Board can increase or decrease the number of directors within the limits required by Delaware law to accommodate the best interests of the Company and its stockholders.

5.           DIRECTOR COMPENSATION REVIEW:

The Nominating and Corporate Governance Committee will review annually the director compensation program and recommend any changes to the Board for approval. The Committee will seek, among other factors, a compensation program that aligns the Board with the long-term interests of the Company’s stockholders, compensates directors fairly for their work and promotes ownership by the directors of Company stock. The Committee will obtain advice on competitive compensation practices and may retain an outside consultant for this purpose.

6.           DIRECTOR TENURE:

6.1           Number of Terms

While the Board has not established a fixed maximum term for a director, the Nominating and Corporate Governance Committee shall consider a director’s tenure in making a recommendation to the Board whether or not a director shall be nominated for reelection to another term. In particular, the Committee shall consider factors such as the director’s continued productivity, the value to the Company of retaining an experienced director and the disruption to board effectiveness that can result from changes of board personnel that are too frequent or extensive.

6.2           No Mandatory Retirement Age

The Board has not established a fixed age at which a director may not be nominated for re-election.

7.           DIRECTOR RESPONSIBILITIES

7.1           General

It is the responsibility of the directors to exercise their business judgment and act in the best interest of the Company and its stockholders.  Directors must act ethically at all times and adhere to the applicable provisions of the Company’s Code of Business Conduct and Ethics.

7.2           Ownership of and Trading in Company Securities

The directors shall adhere to any guidelines established by the Company relating to required ownership of company equity (common stock or common stock equivalents).  On December 23, 2005, the Compensation Committee of the Board of Directors adopted stock ownership guidelines to better align personal and corporate incentives of both officers and directors.  These corporate governance guidelines hereby reaffirm that the following persons shall be required to maintain ownership in the amount of company equity indicated below, in the form of common stock or common stock equivalents such as options, restricted stock units or the like:

•	Company Chairman and Chief Executive Officer – three times (3x) base salary
•	Company President – two times (2x) base salary
•	Company Chief Financial Officer, General Manager-Merchandise and Vice-President-Store Operations – one time (1x) base salary
•	Outside Directors – three times (3x) standard director fees

The required ownership must be established by December 23, 2009, or within four years of the individual’s hiring/promotion, whichever is later.

In addition, the directors shall adhere to the Company’s policy on trading in securities of the Company and to specific guidance provided by the appropriate Company officers as to periods when directors should refrain from trading in the Company’s securities.  Annually, each director shall sign the Company’s Insider Trading Policy then in effect.

7.3           Conflicts of Interest

In the event that any executive officer of the Company has conflict of interest or seeks a waiver of any other provision of the Code of Business Conduct and Ethics for which a waiver may be obtained, the officer shall notify the Lead Director or a designated Company officer, who shall arrange for the Nominating and Corporate Governance Committee and the Board to consider the request.  The waiver shall be granted only if approved by the Nominating and Corporate Governance Committee and the Board.

Because of the business relationships that a director may have outside of the Company, it is possible that an actual or potential conflict of interest may develop as a result of actions contemplated by the Company or another person. In the event a director has an actual or potential conflict of interest with respect to a matter involving the Company, whether or not under consideration by the Board, the director shall inform the Board, which shall determine what action, if any, is required, including whether the director should recuse himself or herself from discussion or voting with respect to the matter. In the case of a conflict of interest that is of an ongoing and material nature, the director shall be asked to tender his or her resignation.

7.4           Governance Review

At least annually, the Board shall review the governance structure of the Company, including  any provisions of its Certificate of Incorporation and By-laws affecting governance, other arrangements containing provisions that become operative in the event of a change in control of the Company, governance practices and the composition of the Company’s stockholder base.

8.           ATTENDANCE AND MEETING MATERIALS:

Directors are expected to attend Board meetings and Committee meetings on which they serve in order to best fulfill their responsibilities. Meeting materials will be provided to the Board prior to a scheduled meeting. Directors are responsible for reviewing these materials in advance of the meetings.

9.           DIRECTOR ORIENTATION:

Upon initial election, the Company will present a director with orientation and reference materials to familiarize them with the Company’s senior management and independent auditor, Code of Business Conduct and Ethics, insider trading policy, and other compliance programs. In addition, within the first three year term served by a new director, such director will attend an ISS accredited director education program.  In addition, the Board will encourage the appropriate Company officers to attend ISS accredited director education programs or other programs as needed to stay informed of trends and changes in corporate governance.

10.           BOARD COMMITTEES:

10.1           Committee Designation and Composition

The Board currently has an Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation Committee (the “Committees”). All members of the Committees shall meet the independence requirements as defined by Nasdaq, the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

The Board may establish or maintain additional committees as necessary or appropriate. Committees may meet in separate, concurrent sessions in the interest of allowing more time for each committee meeting.

Each Committee shall determine who shall attend any session, or part of a session, of each meeting and whether the Committee wishes to conduct any of its proceedings in an executive session that includes only Committee members, provided that each Committee will conduct executive sessions not less than twice a year.

Committee members and chairman serve one-year terms and are appointed by the Board upon recommendation of the Nominating and Corporate Governance Committee.

10.2           Committee Compensation

The Board, upon the recommendation of the Nominating and Corporate Governance Committee, shall fix the compensation of each committee member and may provide different compensation for members and chairs of the various committees.

11.           AUDIT COMMITTEE AND OUTSIDE AUDITORS:

11.1           Audit Committee Independence and Qualifications

Other than director fees, Audit Committee members may not receive any additional compensation from the Company. All members of the Audit Committee shall meet the independence requirements of Nasdaq and the SEC and financial literacy requirements of the Nasdaq, as provided in the Audit Committee Charter. It is the objective of the Board that at least one member of the Audit Committee at any time shall qualify as an “audit committee financial expert” as defined by the rules and regulations of the SEC.

11.2           Stockholder Vote on Outside Auditors

At each annual meeting of the Company’s stockholders (or a special meeting in lieu of the annual meeting) occurring on or after January 1, 2009, the Company shall provide for a separate advisory stockholder vote to approve the selection of the Company’s outside independent auditor.  The stockholder vote shall not be binding on the Company or the board of directors or its audit committee and shall not be construed as overruling a selection decision by the Company.

12.           BOARD MEETINGS AND AGENDAS:

The Board shall be responsible for an annual review of strategy, financial and capital plans, along with quarterly updates on the performance and plans of the Company’s business, as well as matters on which the Board is legally required to act.  The Chief Executive Officer will propose for the Board’s consideration other key issues to be discussed during the course of the upcoming fiscal year. Board members are encouraged to submit their ideas to the Chief Executive Officer in advance of the meeting. Based upon this input, the Chairman will, in conjunction with the Lead Director (if the Chairman is not independent), establish a schedule of agenda items for the year. The Secretary will publish the agenda and distribute materials in advance of each Board meeting. Each Board member may suggest the inclusion of items on the agenda at any time.

The agendas and meeting minutes of the Committees will be shared with the full Board. The Chairman of each Committee, with the support of members of management, will develop the Committee meeting agendas taking into account the views of the Committee members.

The Company shall make available senior managers and other employees of the Company in order to better acquaint individual directors with the Company’s business.

13.           MANAGEMENT ATTENDANCE:

The Board welcomes the regular attendance of senior officers of the Company at Board meetings to provide insight and updates into items being addressed by the Board, to provide high potential managers’ exposure to the Board and to inform the Board about the Company’s business. The Board or Chief Executive Officer may invite other members of management as it deems appropriate.

14.           EVALUATIONS AND SUCCESSION PLANNING:

The Compensation Committee will conduct an annual review of the Chief Executive Officer’s performance, as set forth in its Certificate of Incorporation. The Board of Directors will review the Compensation Committee's report in order to ensure that the Chief Executive Officer is providing the best leadership for the Company in the long-and short-term.

The Compensation Committee should make an annual report to the Board on succession planning to ensure management continuity. The Chief Executive Officer should make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

15.           BOARD ASSESSMENT:

Self-assessment of the performance of the Board will be conducted annually and will be led by the Nominating and Corporate Governance Committee. These assessments will focus on the Board’s contributions to the Company and will include a review of any areas the Board or management believes the Board could improve upon.

The Nominating and Corporate Governance Committee will also conduct an annual review of each of the directors on the Board to assist it in determining the proper composition of the Board and each of the committees.  The Nominating and Corporate Governance Committee will consider for each director, his or her: attendance at Board and committee meetings; preparation for Board meetings; participation in Board discussions; experiences that are relevant to the director’s service on the Board and committees; knowledge in areas relevant to the Company’s business; contributions to the Board’s decision-making process, and such other items that the Committee believes may be useful in determining such director’s qualifications and fulfillment of responsibilities.

16.           BOARD INTERACTION WITH THIRD PARTIES AND EMPLOYEES:

16.1           Third Party Access

The Board recognizes that management speaks on behalf of the Company. However, the Board shall establish procedures for third party access to the Chairman, the Lead Director (if the Chairman is not independent) and to the non-management directors as a group. The Board and the committees shall have the right at any time to retain outside financial, legal or other advisors and shall have appropriate access to the Company’s internal and external auditors and outside counsel.

16.2           Employee Access

Board members have full access to the Company’s management and employees. Board members will use their judgment to assure that any contacts will not disrupt the daily business operation of the Company. The Chief Executive Officer and the Secretary of the Company will be copied, as appropriate, on any written communication between a director and an officer or employee.

16.3           Receipt of Complaints

The Audit Committee will establish procedures for receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees, customers or vendors of the Company or any other persons of concerns regarding questionable accounting or auditing matters.

17.           MEETINGS OF DIRECTORS:

The independent directors will meet regularly in executive sessions without management or non-independent directors. If the board has a Lead Director, executive sessions shall be led by the Lead Director.  An executive session will be held not less than twice a year and other sessions may be called by the Lead Director in his or her own discretion or at the request of the Board.

END OF EXHIBIT 99.2